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                                                                    EXHIBIT 99.2


                              CONSULTING AGREEMENT
                              --------------------


                                                                   July 25, 2006


Robert Pelletier
[ADDRESS]


       This Consulting Agreement (the "Agreement") is made as of the date written above (the "Effective Date") between EPIX Pharmaceuticals, Inc. a Delaware corporation having a usual place of business at 161 First Street, Cambridge, Massachusetts 02142 (the "Company") and Robert Pelletier ("you"). This Agreement confirms our understanding with respect to (i) you rendering services as a consultant to the Company, and (ii) you agreeing to protect and preserve information and property which is confidential and proprietary to the Company or other third parties with whom the Company does business. The Company and you both acknowledge that (a) you resigned your employment as the Company's Principal Accounting Officer and Executive Director of Finance effective August 10, 2006, (b) you will not be providing services as an employee or officer pursuant to this Agreement and do not wish to have any employment relationship with EPIX going forward. If your employment with EPIX does not continue through August 10, 2006, then this Agreement shall be void ab initio and of no further force and effect.

       In consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we have agreed as follows:

1. SERVICES. Upon request by the Company, and at times mutually agreed upon by the Company and you, you shall provide financial and accounting consulting services to the Company up to forty hours per week (the "Consulting Services"); provided, however, that you may reduce the number of hours per week you work for the Company in accordance with Section 5 below (with a commensurate reduction in pay as described in Section 6 below). In performing the Consulting Services for the Company, you shall provide consultation at such times and locations mutually agreeable to the Company and you, and you shall devote your best efforts in the performance of the foregoing services.

       You acknowledge and agree that in providing Consulting Services you will be an independent contractor for all purposes including, but not limited to, payroll and tax purposes, and that you shall not represent yourself to be an employee or officer of the Company.

2. ACKNOWLEDGMENTS. You acknowledge and agree that during the course of performing services for the Company, the Company will furnish, disclose or make available to you confidential and proprietary information related to the Company's business, including confidential information of third parties with whom the Company conducts business. You also acknowledge that such confidential information to be provided by the Company has been developed and will be developed by the Company through the expenditure by the Company of




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substantial time, effort and money. You further recognize and acknowledge the competitive and proprietary nature of the Company's business operations.

3.     CONFIDENTIALITY; PROTECTED INFORMATION.

       (a) You shall not disclose to the Company information that is proprietary to any third party and is not generally available to the public other than through formal technology transfer procedures.

       (b) You shall at all times, both during and after any termination of the consulting arrangement by either the Company or you, maintain in confidence and shall not, without the prior written consent of the Company, use, except in the course of performance of your duties for the Company, disclose or give to others any fact or information which was disclosed to or developed by you during the course of performing services for, or receiving training from, the Company, and is not generally available to the public, including but not limited to information and facts concerning business plans, customers, future customers, suppliers, licensors, licensees, partners, potential partners, investors, affiliates or other, training methods and materials, financial information, sales prospects, client lists, Inventions (as defined in Section 4), or any other scientific, technical, trade or business secret or confidential or proprietary information of the Company or of any third party provided to you in the course of your consultancy to the Company. You also agree not to file patent applications based on the Company's technology or confidential information, nor seek to make improvements thereon, without the Company's prior written approval. You agree not to make any copies of such confidential or proprietary information of the Company (except when appropriate for the furtherance of the business of the Company and specifically authorized to do so) and promptly upon request, whether during or after the period of the consulting arrangement, to return to the Company any and all documentary, machine-readable or other elements or evidence of such confidential or proprietary information, and any copies that may be in your possession or under your control. In the event you are questioned by anyone not employed by the Company, in regard to any such information or any other secret or confidential work of the Company, or concerning any fact or circumstance relating thereto, you will promptly notify the President of the Company.

       (c) Confidential or proprietary information subject to this Section 3 does not include information generated solely by you unless the information is generated as a direct result of the performance of consulting services under this Agreement.

4.     OWNERSHIP OF IDEAS, COPYRIGHTS AND PATENTS.

       (a) You agree that all ideas, discoveries, creations, manuscripts and properties, innovations, improvements, know-how, inventions, designs, developments, apparatus, techniques, algorithms, software, mask works, methods, and formulae made, developed or improved by you in the Fields of Interest (as defined below) whether or not reduced to practice and whether patentable, copyrightable, protectable as mask works or not, which you may conceive, reduce to practice or develop during the Term and for a period of one (1) year thereafter, alone or in conjunction with another, or others, and whether at the request or upon the suggestion of the Company, or otherwise, which (i) you develop as a direct result of performing






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consulting services for the Company under this Agreement (all of the foregoing being hereinafter referred to as "the Inventions"), shall be the sole and exclusive property of the Company, and that you shall not publish or publicly disclose any of the Inventions without the prior written consent of the Company. You agree to assign and hereby assign to the Company all of your right, title and interest in and to all of the foregoing. You agree to maintain and furnish to the Company complete and current records of all such Inventions and disclose to the Company in writing any such Inventions. Upon termination of your consulting arrangement with the Company, you shall provide to the Company in writing a full, signed statement of all Inventions in which you participated prior to termination of the consulting arrangement. You further represent and agree that to the best of your knowledge and belief none of the Inventions will violate or infringe upon any right, patent, copyright, trademark or right of privacy, or constitute libel or slander against or violate any other rights of any person, firm or corporation, and that you will use your best efforts to prevent any such violation.

       (b) "Fields of Interest" as used herein means the development of pharmaceuticals for magnetic resonance imaging, and the discovery and development of novel, highly selective, small-molecule drugs that target G-Protein Coupled Receptors and ion channels.

       (c) At any time during or after the Term, you agree that you will fully cooperate with the Company, its attorneys and agents, in the preparation and filing of all papers and other documents as may be required to perfect and protect the Company's rights in and to any of such Inventions, including, but not limited to, joining in any proceeding to obtain and enforce letters patent, copyrights, mask work registrations, trademarks or other legal rights of the United States and of any and all other countries on such Inventions, provided that the Company will bear the expense of such proceedings, and that any patent, copyright, mask work registration, trademark, or other legal right so issued to you, personally, shall be assigned by you to the Company without charge by you. You hereby designate the Company as your agent for, and grant to the Company a power of attorney with full power of substitution, which power of attorney shall be deemed coupled with an interest, for the purpose of effecting the foregoing assignments from you to the Company.

5. TERM OF CONSULTING ARRANGEMENT. Your services as a consultant to the Company hereunder shall commence on August 11, 2006 and shall continue until December 31, 2006, unless terminated earlier by you or the Company. You may terminate this Agreement in full upon seven (7) days advance written notice to the Company. In addition, upon seven (7) days advance written notice to the Company, you may reduce the number of hours per week you will work for the Company to a number of hours determined by you (but not more than forty) and convert the terms of payment under this agreement to an hourly rate for actual hours of consulting services provided as set forth in Section 6 below. The Company can terminate this Agreement prior to December 31, 2006 only for "Cause" (as such term is defined in the Retention Agreement between you and the Company dated July 25, 2006. The period from August 11, 2006 to the earlier of December 31, 2006 or the effective date of termination by either party is referred to in this Agreement as the "Term".






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6.     FEES/EXPENSES.

       (a) For performance of the Consulting Services, the Company shall pay you a fee in the amount of $17,379.00 per month (pro-rated where you have been engaged as a consultant under this Agreement for a partial month); provided, however, that in the event you elect pursuant to Section 5 above to reduce the number of hours per week that you work on behalf of the Company, then the Company shall pay you two hundred dollars ($200.00) per hour actually worked on behalf of the Company. The time and location of consulting shall be agreed to by both parties. Payment will be made within thirty (30) days following receipt of an invoice from you that provides a reasonable accounting of the time and subject matter of your consulting during the prior month. The monthly fee, prior to conversion to an hourly rate, shall not vary based on the number of days or hours of services provided by you during any particular month of your engagement hereunder.

       (b) You shall bear the costs of business expenses, such as commuting costs, tools, materials, supplies and the like, incurred by you in providing the Consulting Services. The Company shall reimburse you for additional approved expenses incurred by you, such as for equipment the Company requires you to purchase in order to perform the Consulting Services and for out-of-town travel and lodging.

       (c) Any non-qualified option grants held by you as of the date of termination of your employment shall continue to vest during the Term.

       (d) If you terminate your services hereunder all of your compensation of any nature shall cease and all unvested options shall terminate.

7. CONTINUING OBLIGATIONS. Your obligations under this Agreement under Sections 2, 3, and 4 shall not be affected: (i) by any termination of your consulting arrangement, including termination upon the Company's initiative;
(ii) by any change in your relationship with the Company; or (iii) by any interruption in your consulting arrangement with the Company.

8. RECORDS. Upon request by the Company or termination of your consulting relationship with the Company, you shall deliver to the Company any property of the Company which may be in your possession including products, materials, memoranda, notes, records, reports, laboratory notebooks, or other documents or photocopies of the same, including without limitation any of the foregoing recorded on any computer or any machine readable medium.

9. NO CONFLICTING AGREEMENTS. You hereby represent and warrant that you have no commitments or obligations inconsistent with this Agreement. During the term of this Agreement, you will not enter into any agreement either written or oral in conflict with this Agreement and will arrange to provide your services under this Agreement in such a manner and at times that your services will not conflict with your responsibilities under any other agreement, arrangement or understanding or pursuant to any employment relationship you have at any time with any third party. If you are a party to any agreement which may be in conflict with this Agreement, please so indicate by identifying that agreement below your signature at the end of this Agreement and attaching a copy hereto.





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10.    INDEPENDENT CONTRACTOR STATUS.

       (a) You will act solely as an independent contractor hereunder and shall conduct your operations as an independent contractor, and nothing in this Agreement shall be construed to render you an employee of the Company. The Company shall have no right to control or direct the details, manner or means by which you accomplish the results of the Consulting Services.

       (b) You understand and recognize that you are not an agent of the Company and have no authority to and shall not bind, represent or speak for the Company for any purpose whatsoever.

       (c) The Company will record payments to you on an Internal Revenue Service Form 1099, and the Company will not withhold any federal, state or local employment taxes on your behalf. You agree to pay all such taxes in a timely manner and as prescribed by law.

       (d) You will not be considered an employee for purposes of any Company employment policy or any employment benefit plan, and you will not be entitled to any benefits under any such policy or benefit plan.

       (e) You are free to provide services to other entities and individuals so long as such services do not conflict with your obligations under Sections 3 or 4 hereunder or any similar obligations you have to the Company or your ability to fulfill the Consulting Services.

11.    INSURANCE/OTHER INDIVIDUALS.

       (a) You agree to secure, pay for and maintain all insurances, licenses and/or permits necessary to perform any of the Consulting Services, including but not limited to securing general liability insurance and workers' compensation insurance (to the extent and in such amount as is required by law in any state in which you operate).

       (b) If you retain anyone else to assist you in providing the Consulting Services, you shall be fully responsible for all wages, fees, benefits, taxes, reporting obligations, insurance, and other obligations relating to such individual, and such individual shall not be deemed to have any relationship with the Company whatsoever.

12. INDEMNIFICATION. You shall indemnify and hold harmless the Company, its employees, directors, officers and agents from and against any and all claims, demands, losses, damages or expenses (including attorneys' fees) that arise as a result of your performance or non-performance of your obligations under Sections 10 and 11 of this Agreement.

13. WAIVER OF PROVISIONS. Failure of any party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition or of any other term or condition of this Agreement, unless such waiver is contained in a writing signed by or on behalf of the waiving party.





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14.    NOTICES. Any notice or other communication required or permitted hereunder shall be deemed sufficiently given if sent by facsimile transmission, recognized courier service or certified mail, postage and fees prepaid, addressed to the party to be notified as follows: if to the Company to its address set forth above, and if to you to your address set forth above, or in each case to such other address as either party may from time to time designate in writing to the other. Such notice or communication shall be deemed to have been given as of the date sent by facsimile or delivered to a recognized courier service, or three days following the date deposited with the United States Postal Service.

15. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without application of the conflicts of law provisions thereof.

16. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto regarding your consulting relationship with the Company and supersedes all prior oral or written agreements and understandings relating to such contractor relationship; provided that this Agreement shall not supersede the Retention Agreement dated July 25, 2006 or the Invention and Non-Disclosure Agreement dated March 3, 2003. No statement, representation, warranty, covenant or agreement of any kind not set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

17. INVALIDITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby, but rather shall be construed, reformed and enforced to the greatest extent permitted by law.

18. INJUNCTIVE RELIEF. You hereby expressly acknowledge that any breach or threatened breach of any of the terms and/or conditions set forth in Sections 2, 3, or 4 of this Agreement may result in substantial, continuing and irreparable injury to the Company. Therefore, you hereby agree that, in addition to any other remedy that may be available to the Company, the Company shall be entitled to injunctive or other equitable relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of the terms of Sections 2, 3, or 4 of this Agreement.

19. ASSIGNMENT. The Company may assign its rights and obligations hereunder to any person or entity who succeeds to all or substantially all of the Company's business or that aspect of the Company's business in which you are principally involved. Your rights and obligations under this Agreement may not be assigned without the prior written consent of the Company.

20. EXPENSES. Should any party breach this Agreement, in addition to all other remedies available at law or in equity, such party shall pay all of any other party's costs and expenses resulting therefrom and/or incurred in enforcing this Agreement, including legal fees and expenses.





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21.    MODIFICATION AND AMENDMENT. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

22. INTERPRETATION. The parties hereto acknowledge and agree that (i) the rule of construction to the effect that any ambiguities are resolved against the drafting party, and (ii) the terms and provisions of this Agreement, shall be construed fairly as to all parties hereto and not in favor of or against a party, regardless of which party was generally responsible for the preparation of this Agreement.

23. PARTIES BENEFITED. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Company and any parent, subsidiary or other affiliate of the Company, and their respective successors and assigns, and shall be binding upon and inure to the benefit of you and your heirs, executors and administrators.

24. PUBLICITY. The Company will not use your name in any commercial advertisement or similar material that is used to promote or sell products, unless the Company obtains in advance your prior written consent to such use.

25. HEADINGS. Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to define, interpret, describe or otherwise limit the scope, extent or intent of this Agreement or any of its provisions each of which shall be deemed an original, but all of which together shall constitute one and the same document.

26. COUNTERPARTS. This Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which together shall constitute one and the same instrument.






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If the foregoing accurately sets forth our agreement, please so indicate by signing and returning to us the enclosed copy of this Agreement.



                               EPIX PHARMACEUTICALS, INC.



                               By: /s/ Andrew Uprichard
                                   --------------------------------------------
                                   Name: Andrew Uprichard
                                   Title: President and Chief Operating Officer



Accepted and Approved:

By: /s/ Robert Pelletier
    -------------------------
    Robert Pelletier

Dated: July 25, 2006









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